UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 23, 2014

NUSTATE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-25753	87-04496677
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Main Street, Suite 1980, Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(803) 748-1309

Former name or former address, if changed since last report	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * * * EXPLANATORY NOTE * * * * * *

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed by Nustate Energy Holdings, Inc. on October 28, 2014, as Item 3.02 was inadvertently listed as Item 4.01. Nustate Energy Holdings, Inc. hereby amends Item 4.01 of the Initial 8-K to Item 3.02 on this Form 8-K/A.

Item 3.02	Unregistered Sales of Equity Securities

IBC and NuState Energy Holdings, Inc., entered into a Settlement Agreement on October 9, 2014. This agreement was approved by the Manatee County Court on October 10, 2014. Pursuant to Section 14-b of the Settlement Agreement, the Company is required to file a Form 8-K and is doing so herewith.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10	Settlement Agreement and Stipulation dated October 9, 2014 is incorporated by reference as it was originally filed with the SEC as part of the Form 8-K filed on October 28, 2014.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuState Energy Holdings, Inc.

Dated: October 31, 2014	By: /s/ Kevin Yates
Kevin Yates
Chairman of the Board
(principal executive and principal financial officer)
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